UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 16, 2004

NEWPORT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-1649	94-0849175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 Deere Avenue, Irvine, California	92606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 863-3144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported in a Current Report on Form 8-K filed on July 20, 2004, on July 16, 2004, Newport Corporation, a Nevada corporation (the “Registrant”), completed its acquisition of all of the issued and outstanding capital stock of Spectra-Physics, Inc. and certain related entities from Thermo Electron Corporation, pursuant to a Stock Purchase Agreement dated May 28, 2004 (the “Stock Purchase Agreement”), which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant on June 17, 2004. Spectra-Physics, Inc. and such related entities are in the business of supplying laser and photonics products.

The total purchase price for the acquisition was $300 million, comprised of (i) $200 million in cash from the Registrant’s existing cash balances, (ii) a $50 million Subordinated Promissory Note issued by the Registrant, and (iii) 3,220,300 shares of the Registrant’s common stock (the “Shares”). The total purchase price is subject to a post-closing net asset adjustment as set forth in the Stock Purchase Agreement. The amount of the total purchase price was determined by arms-length negotiations between the Registrant and Thermo Electron Corporation. The Registrant is obligated to use commercially reasonable efforts to register the Shares within 120 days following the closing of the acquisition pursuant to a Stockholder Agreement dated July 16, 2004 between the Registrant and Thermo Electron Corporation.

This Amendment No. 1 to the Current Report on Form 8-K filed on July 20, 2004 is being filed to include financial statements of Spectra-Physics as required by Item 9.01(a) of Form 8-K, and pro forma financial information as required by Item 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The following financial statements of Spectra-Physics, Inc. and related entities are being filed with this report as Exhibit 99.2:

(1)	Report of Independent Registered Public Accounting Firm;

(2)	Combined statements of operations for the six months ended July 3, 2004 (unaudited) and June 28, 2003 (unaudited), and for the years ended December 31, 2003, December 28, 2002 and December 29, 2001;

(3)	Combined balance sheets at July 3, 2004 (unaudited), December 31, 2003 and December 28, 2002;

(4)	Combined statements of cash flows for the six months ended July 3, 2004 (unaudited) and June 28, 2003 (unaudited), and for the years ended December 31, 2003, December 28, 2002 and December 29, 2001;

(5)	Combined statements of comprehensive loss and parent’s investment for the six months ended July 3, 2004 (unaudited) and the years ended December 31, 2003, December 28, 2002 and December 29, 2001; and

(6)	Notes to combined financial statements.

(b)	Pro forma financial information.

The following pro forma financial information is being filed with this report as Exhibit 99.3:

(1)	Unaudited pro forma condensed combined balance sheet as of July 3, 2004;

(2)	Unaudited pro forma condensed combined statements of operations for the six months ended July 3, 2004 and the year ended December 31, 2003; and

(3)	Notes to unaudited pro forma condensed combined financial statements.

(c)	Exhibits.

Exhibit No.	Description
2.1	Stock Purchase Agreement dated May 28, 2004 (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on June 17, 2004).

10.1*	Subordinated Promissory Note dated July 16, 2004.

10.2*	Stockholder Agreement dated July 16, 2004.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1*	Press Release dated July 16, 2004.

99.2	Financial statements listed in Item 9.01(a).

99.3	Pro forma financial information listed in Item 9.01(b).

*	Previously filed as an exhibit to Registrant’s Current Report on Form 8-K filed on July 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 12, 2004	NEWPORT CORPORATION

	By:	/s/ JEFFREY B. COYNE
Jeffrey B. Coyne
Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Stock Purchase Agreement dated May 28, 2004 (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on June 17, 2004).

10.1*	Subordinated Promissory Note dated July 16, 2004.

10.2*	Stockholder Agreement dated July 16, 2004.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1*	Press Release dated July 16, 2004.

99.2	Financial statements listed in Item 9.01(a).

99.3	Pro forma financial information listed in Item 9.01(b).

*	Previously filed as an exhibit to Registrant’s Current Report on Form 8-K filed on July 20, 2004